Exhibit 99.1

Investor Presentation September 2011

Forward-Looking Information Statements contained in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors, which may cause actual results to be materially different from those expressed or implied in such statements. These factors include, but are not limited to: the effect of general economic conditions; the Company’s substantial indebtedness; risk of future impairment charges; the Company’s results in any given period differing from guidance provided to the public; the highly competitive nature of the restaurant business, the Company’s business strategy failing to achieve anticipated results; risks associated with the restaurant industry; shortages or interruptions in the supply or delivery of food; changing health or dietary preferences; harm to our brands’ reputation; litigation; environmental liability; liability relating to employees; failure to comply with applicable laws and regulations; failure to effectively implement restaurant development plans; concentration of Applebee’s franchised restaurants in a limited number of franchisees; credit risk from IHOP franchisees operating under our previous business model; termination or non-renewal of franchise agreements; franchisees breaching their franchise agreements; inability of franchisees to fund capital expenditures; and other factors discussed from time to time in the Company’s Form 10-Q, Form 10-K and in the Company’s other filings with the Securities and Exchange Commission. The forward-looking statements contained in this release are made as of the date hereof and the Company assumes no obligation to update or supplement any forward-looking statements.

Business Overview Julia Stewart Chairman and Chief Executive Officer

Key DineEquity Investment Highlights Two long-standing restaurant brands with #1 market share in their respective categories Franchise model results in strong cash flow from high margins and low capital needs Segment profitability and operating cash flow maintained during economic downturn National presence with strong consumer awareness Committed franchisee base with commitments to open more than 300 restaurants Substantial free cash flow for deleveraging over time Strong management team with significant industry experience

Fundamental Approach to Brand Management Menu Innovation Strategic Advertising and Media Enhanced Marketing Restaurant Remodels Operations Excellence Franchise Development

Applebee’s – Building Significant Momentum Marketing Advertising and Media Menu Operations Excellence Development Emphasis on promoting value offerings Bar “events” helping to make Applebee’s relevant again “There’s No Place Like the Neighborhood” campaign Innovative social media and local restaurant marketing efforts Intense focus on creating current 18-month pipeline of new menu items Frequent new menu roll-outs creating better food perception among guests Remodel New remodel package with several year goal for completion Strong initial impact to date More than 85% A/B domestic franchise operators Improve company-operated restaurant operating margins Implementing comprehensive international strategy Re-assessing U.S. development opportunity

Applebee’s Remodel Program

IHOP – Powerful, Iconic Brand within Family Dining Marketing Advertising and Media Menu Operations Excellence Development Two-year pipeline for limited-time offers and strong value Secondary initiatives – dinner, IHOP ‘n’ Go and nutrition “Come Hungry. Leave Happy.” campaign Innovative national media plan to drive awareness and trial Unique, cravable and differentiated food New contemporary menu design Remodel Reimaged the system in five years (2005 - 2009) Next generation in progress More than 90% A/B franchise operators Mystery shops program Service as “Good as our Pancakes” culture Robust pipeline for franchise restaurants Growing non-traditional and international development Market Share Leader in Family Dining Sales, Growth and Share of Voice 22% increase in Average Weekly Sales since 2002

IHOP New Remodel Program

Long-term proven history of consistent system-wide performance prior to economic turmoil Applebee’s System Wide Same-Restaurant Sales Growth Strong, Consistent Historical Performance IHOP System Wide Same-Restaurant Sales Growth IHOP Peer Median Applebee’s Peer Median 1999 1.1% 2000 0.8% 2001 1.0% 2002 0.9% 2003 4.8% 2004 5.3% 2005 2.9% 2006 2.5% 2007 2.2% 2008 1.5% 2009 -0.8% 2010 0.0% Q2 11 YTD -2.8% 1999 3.2% 2000 1.7% 2001 2.9% 2002 3.2% 2003 4.1% 2004 4.7% 2005 1.7% 2006 -0.6% 2007 -2.1% 2008 -2.2% 2009 -4.5% 2010 0.3% Q2 11 YTD 3.5%

DineEquity Advantage Versus Competitive Set Unwavering focus on brand differentiation integrated throughout all aspects of innovative marketing, menu, remodel and operations approach Compelling value propositions, not discounting, essential to driving traffic while protecting the brands Ensuring that brands remain relevant to guest needs and enhancing occasion-based appeal Dedicated to development of new food and beverage pipelines at both brands to deliver unique, differentiated offerings Shared services approach allows brands to solely focus on traffic-driving marketing, menu and operations efforts Franchise approach necessitates collaboration and fosters better brand management and effective decision making

Financial Overview Gregg Kalvin Senior Vice President, Corporate Controller

Significant Free Cash Flow Generation Sustainability of Royalty Stream Minimal Capex Requirements Strong Long-Term Track Record IHOP and Applebee’s have a history of operating strong cash flow businesses Three sources of significant free cash flow that will allow for balance sheet de-leveraging: (i) franchise system; (ii) company-operated restaurants; and (iii) financing and rental income Reduced total debt by $600 million since the November 2007 acquisition of Applebee’s through the second quarter of 2011 Retired the entire $190 million of Series A Preferred stock in Q4 2010 Highly franchised systems lead to a more predictable and less volatile free cash flow stream than less franchised peers EBIT and EBITDA margins have remained consistently strong despite volatility in the economic environment Minimal Capex requirements of the franchisor Plans for no new company-operated restaurant development over the next five years Both brands consistently outperform their peers’ same restaurant sales results over the last seven years Consistent, profitable franchise restaurant growth for more than 20 years Improved Applebee’s company-operated restaurant EBIT margin by 410 basis points from 2007 to 2010 Key Financial Highlights

Steady Free Cash Flow From Franchise Model * FCF = Cash Flows provided by operating activities – Additions to property and equipment + Principal receipts from notes and equipment contracts receivable – Dividends paid DineEquity Free Cash Flow* ($ in millions) 0 50 100 150 $200M 2008 $57M 2009 $136M 2010 $154M 2011 Guidance $112M $122M

Applebee’s Company-Operated Restaurant Profitability ($ in millions) Applebee’s Company-Operated Restaurants # of APPB Restaurants 383 424 486 521 511 406 309 (53 weeks) 244 $145 $152 $145 $118 $126 $127 $119 14.4% 11.7% 10.7% 12.1% 13.4% 15.6% 14.8% 14.5% 2004A 2005A 2006A 2007A 2008A 2009A 2010A Q2 11 YTD Applebee's Company-Operated Restaurant Segment Profit % Applebee's EBIT Margin

Applebee’s – Opportunity for Continued Franchising of Company-Operated Restaurants Source: Company filings. Committed to transitioning Applebee’s to a more highly franchised system over time Very selective in choosing buyers and completing transactions at valuations that meet expectations Patient seller; timing of additional transactions will be highly variable Company-operated restaurant performance has improved materially since 2007 Intend to keep 23 restaurants in Kansas City as test market AAG 15 Nevada Apple Texas 37 DFW AAG 26 S. CA Rose Casual 3 - Delaware Apple Investors Group 7 - Albuquerque Rest. Partners Central TX 22 - Houston AAG 63 MN, WI 258 Franchised to date 154 Remaining 67 Pending (NE+D.C. lease transfer) Apple Investors Group 20 – Roanoke/ Lynchburg Mid River Restaurants 36 - E. MO Potomac Family Dining 30– Washington, D. C.

Key Modeling Assumptions: 220 Remaining Restaurants* Per Restaurant Data Based on Full-Year 2010 Results * All amounts are annual approximations based on the twelve months ended as of December 31, 2010; Excludes 23 test market restaurants in Kansas City; Assumes Sale of 66 Company-Operated Applebee’s Restaurants in the First Quarter 2011. ** The Company expects the substantial majority of the 86 restaurants to be released and removed from the balance sheet. Per Restaurant Operating Data Average Restaurant Volume $2.1M Restaurant Operating Profit 15.4% Depreciation & Other $80K FICA Tax Tip Credit $7K Sale Transaction Data Tax Basis $430K Net Working Capital Impact $120K Anticipated Financial Benefits of Selling Company Restaurants Anticipated Financial Considerations of Selling Company Restaurants Total Financial Impact Per Restaurant : Restaurant Operating Profit Plus Depreciation & Other Offset by Royalty Revenue and G&A Savings = $280K per restaurant Per Restaurant Operating Data Franchise Royalty Revenue 4% of Sales G&A Savings $40K Capital Expenditure Reduction $50K Sale Transaction Data Financing Obligation Reduction $1.7M (86 restaurants**) Net cash proceeds used to reduce debt

Highly Franchised Model Reduces Sensitivity to Sales Performance Estimated Incremental Income Before Taxes For Each 1% Change in Same-Restaurant Sales ($M) * As of December 31. 2010, adjusted for the sales of 66 Applebee’s company-operated restaurants in the first quarter 2011. 0.0 1.0 2.0 $3.0M Company Operated Applebee's $2.7M Franchise Applebee's $1.4M IHOP Franchise IHOP $1.5M 243 1,767 1,504 Number of Restaurants*

Flexible Capital Structure with Attractive Terms $809 million senior secured credit facility Seven-year $734 million term loan + five-year $75 million revolving credit facility LIBOR + 300 basis points with 125 basis point LIBOR floor $785 million eight-year senior unsecured notes with a coupon of 9.5% per annum DineEquity redeemed all of its $190 million of Series A perpetual preferred stock in 2010 October 2010 refinancing accretive to earnings based on a combined reduction of interest expense and preferred dividends Bank debt re-pricing completed in February 2011 reduced interest rate by 175 basis points, generating $12 million in annual after-tax cash savings Flexible covenants into effect first quarter 2011 Leverage ratio: 7.5x Net Debt (maximum cash of $75M) Interest coverage ratio: 1.5x EBITDA Thresholds are subject to step-downs or step-ups, as applicable, over time Will continue to dedicate free cash flow and asset sale proceeds to retire bank debt and look opportunistically at retiring bonds